SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  October 28, 1996


                    ESQUIRE COMMUNICATIONS LTD.
                (Exact name of registrant as specified in charter)


 DELAWARE               1-11782                 13-3703760
(State or other      (Commission              (IRS Employer
 jurisdiction of     File Number)            Identification
 incorporation)                                  No.)


216 EAST 45TH STREET, NEW YORK, NY                  10017
---------------------------------------------------------
(Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code (212) 687-8010


(Former name or former address, if changed since last report)

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         Pursuant to an Asset Purchase Agreement dated as of May 22, 1996, as amended (the "Agreement"), by and among Esquire Communications Ltd. ("Esquire"), M&M Reporting Referral Service, Inc. (the "Seller") and the stockholders of Seller, on October 28, 1996, Esquire, through Sarnoff Deposition Service, Inc., a wholly-owned subsidiary, acquired substantially all the assets of Seller. The purchase price paid by Esquire consisted of $2,600,000 of cash, subordinated promissory notes in the aggregate principal amount of $2,712,700 and 132,258 unregistered shares of Common Stock of Esquire. The principal amount of one of the notes is subject to reduction or increase, and the cash portion of the purchase price is subject to increase, each based on the annual revenues derived from the Seller's business for the twelve months commencing November 1, 1996. The promissory notes are payable in equal quarterly installments over a period of five years, together with interest at the rate of 9% per annum.

         In connection with the Agreement, Harvey Melman, one of the stockholders of Seller, entered into a three year employment agreement with Sarnoff Deposition Service, Inc.

         Esquire granted to Seller the right after a period of one year to register the shares of Common Stock received by it pursuant to the Agreement under a registration statement to be filed under the Securities Act of 1933.

        The cash portion of the purchase price was obtained by Esquire from the sale by Esquire of 7,500 shares of Series A Convertible Preferred Stock. See
Item 5 of this Report.

         The purchase price and all negotiations relating to the transaction were on an arm's length basis. The assets acquired by Esquire will continue to be used in Esquire's court reporting business.

         The foregoing description of the acquisition is qualified in its entirety by reference to the complete text of the Agreement which is filed as an exhibit to this Report.

ITEM 5.           OTHER EVENTS.

         On October 23, 1996, Esquire entered into a Purchase Agreement (the "Purchase Agreement") pursuant to which Esquire sold to Golder, Thoma, Cressey, Rauner Fund IV, L.P. ("GTCR") and Antares Leveraged Capital Corp. (collectively with GTCR, the "Investors") 7,312.50 and 187.50 shares of Series A Convertible Preferred Stock (the "Preferred Stock"), respectively, for an aggregate purchase price of $7,500,000. In addition, the Investors have the right from time to time within 21 months to acquire up to an additional 7,500 shares of Preferred Stock at a price of $1,000 per share.

         The Preferred Stock is convertible into Common Stock of Esquire at a conversion price of $3.00 per share (subject to anti-dilution adjustments) and bears cumulative annual dividends at the rate of 6% ($60.00) per annum. The holders of Preferred Stock have a liquidation preference of $1,000 per share, plus accrued dividends. Holders of Preferred Stock have the right to vote together with the holders of Common Stock and are entitled to one vote for each whole share of Common Stock into which the Preferred Stock is convertible (presently 333-1/3 votes per share). GTCR was granted various rights to ask for registration under the Securities Act of 1933 of any shares of Common Stock acquired by it upon conversion of the Preferred Stock. Without the consent of the holders of a majority of the Preferred Stock, Esquire may not take various actions, including paying dividends on capital stock if there are any accrued but unpaid dividends on the Preferred Stock, issuing any equity securities which are senior to or on a parity with the Preferred Stock, merging with another entity, selling or otherwise disposing of all or substantially all its assets, or acquiring other entities. In addition, Esquire may not issue in a private offering any equity securities without first offering the holders of Preferred Stock the right to acquire their pro rata share.

         In connection with the Purchase Agreement, the Investors and Malcolm L. Elvey, Chairman of the Board and Chief Executive Officer of Esquire, Cary A. Sarnoff, Vice Chairman of Esquire, David J. Feldman, President of Esquire, CMNY Capital L.P. and Allied Investment Corporation, Allied Investment Corporation II and Allied Capital Corporation II ( collectively, "Allied") entered into a Stockholder's Agreement dated October 23, 1996 (the "Stockholder's Agreement") pursuant to which (a) the parties agreed to vote their shares to elect as directors three representatives designated by Messrs. Elvey, Sarnoff and Feldman (the "Management Stockholders"), two representatives designated by GTCR and two representatives jointly designated by GTCR and the Management Stockholders; provided, however, that if they are unable to agree on such joint designees within 90 days, then GTCR may elect the joint designees; (b) the Management Stockholders granted to the other stockholders rights of first refusal to acquire their shares if they desire to sell the same, subject to exceptions for public sales and for transfers to family members; and (c) if Esquire's Board of Directors approves a sale of Esquire's assets or capital stock (whether by merger or otherwise), each stockholder other than Allied and CMNY Capital L.P. agreed to consent to such transaction. The Stockholder's Agreement dated June 22, 1994 among Esquire and the Management Stockholders was terminated. In addition, GKN Securities Corp. and Allied terminated their rights to designate directors of Esquire.

     Effective October 23, 1996, Messrs. Howard Davidoff and Robert Wunder resigned as directors of Esquire and Messrs. Bruce V. Rauner and Joseph P. Nolan, representatives of GTCR, were elected as directors of Esquire. Messrs. Andrew Garvin and Mortimer Feinberg, directors of Esquire, agreed to resign as directors at any time upon the request of GTCR.

     The foregoing description of the Purchase Agreement and related transactions is qualified by reference to the complete text of the Purchase Agreement and related documents which are filed as exhibits to this Report.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION

         (a) The appropriate financial statements of Seller are attached hereto.

         (b) It is impractical to provide the pro forma financial information at this time. Such pro forma financial information will be filed as soon as practicable but not later than 60 days from the date hereof.

EXHIBITS

  3.1             Certificate of Incorporation of Esquire, as amended.

  3.2             By-Laws of Esquire, as amended.

 10.1 Asset Purchase Agreement dated as of May 22, 1996, as amended, among Esquire, M&M Reporting Referral Service, Inc. and the stockholders of M&M Reporting Referral Service, Inc.

 10.2 Employment Agreement dated as of October 28, 1996 between Esquire and Harvey Melman.

 10.3 Registration Rights Agreement dated as of October 28, 1996 between Esquire and M&M Reporting Referral Service, Inc.

 10.4             Purchase Agreement dated October 23, 1996, among
                  Esquire, Golder, Thoma, Cressey, Rauner Fund IV, L.P. and Antares Leveraged Capital Corp.

 10.5 Stockholder's Agreement dated October 23, 1996 among Esquire, Malcolm L. Elvey, David J. Feldman, Cary A. Sarnoff, Golder, Thoma, Cressey, Rauner Fund IV, LP., Antares Leveraged Capital Corp., CMNY Capital L.P., Allied Investment Corporation, Allied Investment Corporation II and Allied Capital Corporation II.

 10.6 Registration Agreement dated October 23, 1996, among Esquire, Golder, Thoma, Cressey, Rauner Fund IV, L.P. and Antares Leveraged Capital Corp.

 10.7 Agreement dated October 23, 1996 among Esquire, Golder, Thoma, Cressey, Rauner Fund IV, L.P., David J. Feldman, The Sarnoff Trust, Allied Investment Corporation, Allied Investment Corporation II and Allied Capital Corporation II relating to registration rights.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       ESQUIRE COMMUNICATIONS LTD.


Dated:  November 6, 1996               By:/s/ _______________
                                              Vasan Thatham
                                              Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT                    DESCRIPTION                              PAGE NO.

  3.1                      Certificate of Incorporation of
                           Esquire, as amended

  3.2                      By-Laws of Esquire, as amended

 10.1 Asset Purchase Agreement dated as of May 22, 1996, as amended, among Esquire, M&M Reporting Referral Service, Inc. and the stockholders of M&M Reporting Referral Service, Inc.

 10.2                      Employment Agreement dated as of
                           October 28, 1996 between Esquire
                           and Harvey Melman

 10.3                      Registration Rights Agreement dated
                           as of October 28, 1996 between
                           Esquire and M&M Reporting Referral
                           Service, Inc.

 10.4 Purchase Agreement dated October 23, 1996, among Esquire, Golder, Thoma, Cressey, Rauner Fund IV, L.P. and Antares Leveraged Capital Corp.

 10.5 Stockholder's Agreement dated October 23, 1996 among Esquire, Malcolm L. Elvey, David J. Feldman, Cary A. Sarnoff, Golder, Thoma, Cressey, Rauner Fund IV, L.P., Antares
                           Leveraged Capital Corp., CMNY Capital
                           L.P., Allied Investment Corporation,
                           Allied Investment Corporation II
                           and Allied Capital Corporation II

 10.6                      Registration Agreement dated
                           October 23, 1996, among Esquire,
                           Golder, Thoma, Cressey, Rauner Fund
                           IV, L.P. and Antares Leveraged
                           Capital Corp.

 10.7                      Agreement dated October 23, 1996
                           among Esquire, Golder, Thoma,
                           Cressey, Rauner Fund IV, L.P.,
                           David J. Feldman, The Sarnoff
                           Trust, Allied Investment
                           Corporation, Allied Investment
                           Corporation II and Allied Capital
                           Corporation II relating to
                           registration rights.

                     M & M REPORTING REFERRAL SERVICE, INC.
                                       dba
                         M & M CERTIFIED COURT REPORTERS

                      FINANCIAL STATEMENTS AND INDEPENDENT
                                AUDITOR'S REPORT

                           December 31, 1994 and 1995

                                    CONTENTS



                                                                   Page

      Independent Auditors' Report                                  3

                              FINANCIAL STATEMENTS

      Balance Sheets                                                4
      Statements of Earnings and Retained Earnings                  5
      Statements of Cash Flows                                      6
      Notes to Financial Statements                                 8

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors of
M & M REPORTING REFERRAL SERVICE, INC.


We have audited the accompanying balance sheets of M & M REPORTING REFERRAL SERVICE, INC. dba M & M CERTIFIED COURT REPORTERS as of December 31, 1994 and 1995 and the related statements of earnings and retained earnings and cash flows for the years ended December 31, 1994 and 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of M & M REPORTING REFERRAL SERVICE, INC. as of December 31, 1994 and 1995 and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1994 and 1995, in conformity with generally accepted accounting principles.

Santa Ana, Ca
February 23, 1996
PAGE>


                     M & M REPORTING REFERRAL SERVICE, INC.
                                      dba
                        M & M CERTIFIED COURT REPORTERS

                                 BALANCE SHEETS

                           December 31, 1994 and 1995

                                     ASSETS

                                                             1994            1995
CURRENT ASSETS

   Cash                                                    $  101,959    $  253,708
   Accounts receivable                                        870,796       889,023
   Allowance for doubtful accounts                            (65,000)     (100,000)
   Prepaid expenses                                            10,130        12,132
                                                            -----------   ----------
          TOTAL CURRENT ASSETS                                917,885     1,054,863

PROPERTY AND EQUIPMENT - NET (NOTE C)                          79,971        86,383
NOTE RECEIVABLE - RELATED PARTY                                24,687        16,927
                                                            ----------    ----------
                TOTAL ASSETS                               $1,022,543    $1,158,173
                                                        ==============  ============


                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
    Accounts payable                                          147,722       179,968
    Accrued expenses                                           41,407        68,139
    Deferred income tax payable                                15,000        15,000
      Current portion of long-term
           debt (NOTE                                          -              3,565
                                                           -----------     ----------
                TOTAL CURRENT LIABILITIES                     204,128       266,672


LONG-TERM DEBT (NOTE D)                                                      20,921

STOCKHOLDERS' EQUITY
   Common stock-authorized 1000 shares
    of no par value; 600 shares issued                         22,481        22,481
   Retained earnings                                        1,061,686     1,113,852
   Treasury stock - 300 shares at cost                       (265,752)     (265,752)
                                                          -------------  -----------
                TOTAL STOCKHOLDERS' EQUITY                    818,415       870,581
                                                          -------------  -----------
                TOTAL LIABILITIES AND
                  STOCKHOLDERS' EQUITY                     $1,022,543    $1,158,174
                                                          =============  ============

The accompanying notes are an integral part of this statement.

                     M & M REPORTING REFERRAL SERVICE, INC.
                                      dba
                        M & M CERTIFIED COURT REPORTERS

                  STATEMENTS OF EARNINGS AND RETAINED EARNINGS

                 For The Years Ended December 31, 1994 and 1995

                                                              1994        1995
REVENUES                                                   $4,868,916    $5,081,388

COSTS AND EXPENSES
      Operating expenses                                    2,825,452     3,019,555
      General and administrative expenses                     831,813       856,764
      Officers salaries                                       448,500       450,049
      Depreciation and amortization                            17,723        18,634
                                                         -------------   -----------
                                                            4,123,488     4,345,002

EARNINGS FROM OPERATIONS                                      745,428       736,386

OTHER INCOME (EXPENSE)
      Interest expense                                                         (641)
      Interest income                                           3,977         4,588
      Other                                                    27,927        27,685
                                                         -------------   -----------
                                                               31,904        31,632
                                                         -------------   -----------

NET EARNINGS                                                  777,332       768,018

RETAINED EARNINGS AT BEGINNING OF YEAR                      1,059,999     1,061,686

DISTRIBUTIONS TO STOCKHOLDERS                                (775,645)     (715,852)
                                                         -------------   ------------
RETAINED EARNINGS AT END OF YEAR                           $1,061,686    $1,113,852
                                                         =============   ============

The accompanying notes are an integral part of this statement.

                     M & M REPORTING REFERRAL SERVICE, INC.
                                      dba
                        M & M CERTIFIED COURT REPORTERS

                            STATEMENTS OF CASH FLOWS

                 For The Years Ended December 31, 1994 and 1995


                                                              1994          1995
CASH FLOWS FROM OPERATING ACTIVITIES
      Net earnings                                         $  777,332    $  768,018
      Adjustments to reconcile net earnings to
           net cash provided by operating activities            -            -
      Depreciation                                             17,723        18,634
      Increase in allowance for doubtful accounts              20,000        35,000
      (Increase) decrease in assets
           Accounts receivable                                 14,536       (18,227)
           Prepaid expenses                                    13,330        (2,002)
      Increase (decrease) in liabilities
           Accounts payable                                      (920)       32,246
           Accrued liabilities                                (10,828)       26,732
                                                           ------------   -----------
                Net cash provided from operating
                 activities                                   831,173       860,401

CASH FLOWS FROM INVESTING ACTIVITIES
      Purchase of property and equipment                      (22,409)        -
      Decrease in related party loan receivable                12,340         7,760
      Distributions to stockholders                          (775,645)     (715,852)
                                                           ------------  -----------
         Net cash used in investing activities               (785,714)     (708,092)
                                                           ------------  -----------
CASH FLOWS FROM FINANCING ACTIVITIES
      Principal payments on long-term debt                     -               (560)
                                                               -               (560)
                                                           ------------  ------------
NET INCREASE IN CASH                                           45,459       151,749

BEGINNING CASH BALANCE                                         56,500       101,959
                                                           -----------   ------------
ENDING CASH BALANCE                                        $  101,959      $253,708
                                                           ===========   ============

The accompanying notes are an integral part of this statement.

                     M & M REPORTING REFERRAL SERVICE, INC.
                                      dba
                        M & M CERTIFIED COURT REPORTERS

                            STATEMENTS OF CASH FLOWS

                 For The Years Ended December 31, 1994 and 1995

SUPPLEMENTAL SCHEDULE OF CASH

  CASH PAID DURING THE PERIOD FOR:
           Interest                                         $    -          $   641
           Income taxes                                     $  10,130      $  7,465


      SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES

           Capital lease obligation incurred for lease of equipment of $25,050.

The accompanying notes are an integral part of this statement.

                     M & M REPORTING REFERRAL SERVICE, INC.
                                      dba
                        M & M CERTIFIED COURT REPORTERS

                         NOTES TO FINANCIAL STATEMENTS

                           December 31, 1994 and 1995


NOTE A - ORGANIZATION AND NATURE OF BUSINESS

M & M REPORTING REFERRAL SERVICE, INC. (Company) is a court reporting firm providing printed and computerized transcripts and video recordings of testimony from depositions to the legal profession and insurance industry, primarily in the five county Southern California area.


NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1.  Revenue Recognition

Revenues and the related direct costs of independent contractor court reporters and transcribers are recognized when services rendered are billable, which is at the time the final documents are transcribed and completed.

2.  Property and Equipment

Property and equipment are recorded at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. Leasehold improvements are amortized over the shorter of the estimated useful life of the assets or lease terms.

3.  Income Taxes

Deferred state income tax is provided for accumulated temporary differences due to basis differences for assets and liabilities for financial reporting and state income tax purposes. The Company's temporary differences are due to recognizing income on the cash method for tax return purposes and the accrual method for financial reporting.

The federal income taxes on the net earnings are payable personally by the stockholders, pursuant to an election under Subchapter S of the Internal Revenue Code not to have the Company taxed as a corporation. The income taxes assumed payable, had this election not been made, amount to $319,000 and $309,000 for December 31, 1994 and 1995, respectively.

                     M & M REPORTING REFERRAL SERVICE, INC.
                                      dba
                        M & M CERTIFIED COURT REPORTERS

                         NOTES TO FINANCIAL STATEMENTS

                           December 31, 1994 and 1995


NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONT'D

4.  Concentration of Credit Risk

The Company provides court reporting services primarily in the five county Southern California area. Credit is extended to clients under normal industry terms.

The Company maintains its cash in bank deposit accounts at high credit quality financial institutions. The balances, at times, may exceed federally insured limits. At December 31, 1994 and 1995, the Company exceeded the insured limit by approximately $285,000 and $288,800, respectively.


NOTE C - PROPERTY AND EQUIPMENT

Property and equipment consists of the following:

                                                    December 31,
                                                   1994       1995

          Office furniture and equipment      $  98,025   $ 123,071
          Leasehold improvements                 55,991      55,991
                                             -----------  ---------
                                                154,016     179,062
          Less accumulated depreciation          74,045      92,679
                                             -----------  ----------
                                              $  79,971   $  86,383
                                             ===========  ==========

NOTE D - LONG-TERM DEBT

Capital lease obligation with monthly payments of $601 including interest at 15.4% matures November 2000.

Future minimum lease payments under capitalized lease obligations are as follows at December 31, 1995:

                       1996       $   7,200
                       1997           7,200
                       1998           7,200
                       1999           7,200
                       2000           6,600
                                 -----------
                                     35,400
  Amount representing imputed
      interest at 15.4%             (10,914)
                                  ----------
                                  $  24,486
                                  ==========

                     M & M REPORTING REFERRAL SERVICE, INC.
                                      dba
                        M & M CERTIFIED COURT REPORTERS

                         NOTES TO FINANCIAL STATEMENTS

                           December 31, 1994 and 1995
NOTE D - LONG-TERM DEBT - CONT'D

At December 31, equipment under capitalized lease obligations was included on the balance sheet under the caption of furniture totaled $25,036 with accumulated depreciation of $895.


NOTE E - COMMITMENTS

The Company conducts its operations in facilities under month to month rental agreements except for the Los Angeles office which runs through May 1996. The rental for the Orange County office is with a related party.

The Company has various equipment leases expiring through 1998. The minimum rental commitments under operating leases are as follows:

    Year Ended December 31,
                 1996                $  21,700
                 1997                   17,800
                 1998                    5,300
                                     ----------
 Total minimum payments required     $  44,800
                                    ============
Rental expense for all operating leases for the years ending December 31, 1994 and 1995 is $132,200 and $116,400 respectively.


NOTE F - RELATED PARTY TRANSACTIONS

The Company leases their Orange County office from a partnership owned by the stockholders. The rental is on a month to month basis at $7,500 per month. The Company pays for normal maintenance and all improvements. Lease payments made to the partnership for December 31, 1994 and 1995 were $90,000 for both years. Interest and other income from stockholders was $11,500 for both December 31, 1994 and 1995.

Certain family members of the stockholders provide court reporting services to the company, at gross billable rates, aggregating $296,500 and $309,500 for the years ended December 31, 1994 and 1995 respectively.


                     M & M REPORTING REFERRAL SERVICE, INC.
                                      dba
                        M & M CERTIFIED COURT REPORTERS

                         NOTES TO FINANCIAL STATEMENTS

                           December 31, 1994 and 1995

NOTE G - SUBSEQUENT EVENTS

After year end the Company entered into a preliminary agreement with another court reporting agency to sell substantially all of its net assets.

                     M & M REPORTING REFERRAL SERVICE, INC.
                                       dba
                         M & M CERTIFIED COURT REPORTERS

                      FINANCIAL STATEMENTS AND ACCOUNTANTS'
                               COMPILATION REPORT


                          September 30, 1995 and 1996

                                    CONTENTS
                                                        Page

      Accountants' Compilation Report                   3

                              FINANCIAL STATEMENTS


      Balance Sheets                                    4
      Statements of Earnings and Retained Earnings      5
      Statements of Cash Flows                          6
      Notes to Financial Statements                     8

To the Board of Directors of
M & M REPORTING REFERRAL SERVICE, INC.


We have compiled the accompanying balance sheets of M & M REPORTING
REFERRAL SERVICE, INC. dba M & M CERTIFIED COURT REPORTERS (a California corporation) as of September 30, 1995 and 1996 and the related statements of earnings and retained earnings and cash flows for the nine months then ended, in accordance with Statements on Standard for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.


Santa Ana, Ca
October 24, 1996

                     M & M REPORTING REFERRAL SERVICE, INC.

                                       dba

                        M & M CERTIFIED COURT REPORTERS

                                 BALANCE SHEETS

                          September 30, 1995 and 1996

S                                     ASSETS

                                                  1995               1996
CURRENT ASSETS
      Cash                                   $  222,518          $  182,602
      Accounts receivable                       997,705             898,202
      Allowance for doubtful accounts          (100,000)           (57,500)
      Prepaid expenses                            9,099              23,394

          TOTAL CURRENT ASSETS                1,129,322           1,046,698

PROPERTY AND EQUIPMENT - NET (NOTE C)            64,026              72,652

NOTE RECEIVABLE RELATED PARTY                    18,216               7,541

                TOTAL ASSETS                 $1,211,564          $1,126,891

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
      Accounts payable                          195,767            149,661
      Accrued expenses                           34,197             23,791
      Purchase advance                              -              100,000
      Deferred income tax payable                15,000             15,000
      Current portion of debt (NOTE D)              -                3,565

        TOTAL CURRENT LIABILITIES               244,964            292,017

LONG-TERM DEBT (NOTE D)                             -               18,234

STOCKHOLDERS' EQUITY
      Common stock-authorized 1000 shares
       of no par value; 600 shares
       issued 300 shares outstanding            22,481             22,481
      Treasury stock-300 shares at cost       (265,752)         (265,752)
      Retained earnings                      1,209,871          1,059,911

       TOTAL STOCKHOLDERS' EQUITY              966,600           816,640

       TOTAL LIABILITIES AND
       STOCKHOLDERS' EQUITY                 $1,211,564        $1,126,891


        The accompanying notes are an integral part of these statements.
                      See Accountants' Compilation Report

                     M & M REPORTING REFERRAL SERVICE, INC.
                                       dba
                         M & M CERTIFIED COURT REPORTERS

                  STATEMENTS OF EARNINGS AND RETAINED EARNINGS

                 Nine Months Ended September 30, 1995 and 1996



                                                    1995         1996

REVENUES                                   $3,980,867      $3,582,155


COSTS AND EXPENSES
      Operating expenses                    2,370,915      1,994,674
      General and administrative expenses     667,320        641,461
      Officers salaries                       337,549        337,500
      Depreciation and amortization            13,273         16,221
                                            3,389,057      2,989,856


EARNINGS FROM OPERATIONS                      591,810        592,299


OTHER INCOME (EXPENSE)
      Interest expense                          -           (2,718)
      Interest income                          3,331         2,720
      Other                                   14,895         12,254
                                              18,226         12,256


NET EARNINGS                                 610,036        604,555

RETAINED EARNINGS AT BEGINNING OF PERIOD   1,061,686      1,113,852

DISTRIBUTIONS TO STOCKHOLDERS               (461,851)     (658,496)

RETAINED EARNINGS AT END OF PERIOD        $1,209,871     $1,059,911


        The accompanying notes are an integral part of these statements.
                      See Accountants' Compilation Report

                     M & M REPORTING REFERRAL SERVICE, INC.
                                       dba
                         M & M CERTIFIED COURT REPORTERS

                            STATEMENTS OF CASH FLOWS

                 Nine Months Ended September 30, 1995 and 1996


                                                    1995         1996
CASH FLOWS FROM OPERATING ACTIVITIES
      Net earnings                               $ 610,036  $ 604,555
      Adjustments to reconcile net earnings
         to net cash provided by (used in)
         operating activities                         -          -
      Depreciation                                 13,273      16,221
      Increase (Decrease) in allowance for
       doubtful accounts                           35,000    (42,500)
      (Increase) decrease in assets
           Accounts receivable                   (126,909)    (9,179)
           Prepaid expenses                         1,031     (7,611)
      Increase (decrease) in liabilities
           Accounts payable                       48,046     (30,307)
           Accrued liabilities                    (7,210)    (44,348)

                Net cash provided from operating
                 activities                      573,267     486,831

CASH FLOWS FROM INVESTING ACTIVITIES
      Purchase of property and equipment             -       (2,491)
      Decrease in related party loan receivable   6,472       8,785
      (Increase) decrease in deposits             2,672      (3,049)
      Distributions to stockholders            (461,852)   (658,495)

Net cash used in investing
 activities                                    (452,708)  (655,250)

CASH FLOWS FROM FINANCING ACTIVITIES
      Purchase advance                             -      100,000
      Principal payments on long-term debt         -       (2,687)
                                                   -       97,313

NET INCREASE (DECREASE) IN CASH                 120,559   (71,106)

BEGINNING CASH BALANCE                          101,959   253,708

ENDING CASH BALANCE                           $ 222,518  $182,602


        The accompanying notes are an integral part of these statements.
                      See Accountants' Compilation Report

                     M & M REPORTING REFERRAL SERVICE, INC.
                                       dba
                         M & M CERTIFIED COURT REPORTERS

                            STATEMENTS OF CASH FLOWS

                 Nine Months Ended September 30, 1995 and 1996



SUPPLEMENTAL SCHEDULE OF CASH

      CASH PAID DURING THE PERIOD FOR:
           Interest                                  $  -        $  2,718
           Income taxes                              $  9,000    $ 16,500


      SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES

          Capital lease obligation incurred for lease of equipment of $25,050.


        The accompanying notes are an integral part of these statements.
                      See Accountants' Compilation Report

                     M & M REPORTING REFERRAL SERVICE, INC.
                                      dba
                        M & M CERTIFIED COURT REPORTERS

                         NOTES TO FINANCIAL STATEMENTS

                          September 30, 1995 and 1996


NOTE A - ORGANIZATION AND NATURE OF BUSINESS

          M & M REPORTING REFERRAL SERVICE, INC. (Company) is a court reporting firm providing printed and computerized transcripts and video recordings of testimony from depositions to the legal profession and insurance industry, primarily in the five county Southern California area. Credit is extended to clients under normal industry terms.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          1. Revenue Recognition

          Revenues and the related direct costs of independent contractor court reporters and transcribers are recognized when services rendered are billable, which is at the time the final documents are transcribed and completed.

          2. Property and Equipment

          Property and equipment are recorded at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. Leasehold improvements are amortized over the shorter of the estimated useful life of the assets or lease terms.

          3. Income Taxes

          Deferred state income tax is provided for accumulated temporary differences due to basis differences for assets and liabilities for financial reporting and state income tax purposes. The Company's temporary differences are due to recognizing income on the cash method for tax return purposes and the accrual method for financial reporting.

          The federal income taxes on the net earnings are payable personally by the stockholders, pursuant to an election under Subchapter S of the Internal Revenue Code not to have the Company taxed as a corporation. The income taxes assumed payable, had this election not been made, amount to $250,000 and $248,000 for September 30, 1995 and 1996, respectively.

                     M & M REPORTING REFERRAL SERVICE, INC.
                                      dba
                        M & M CERTIFIED COURT REPORTERS

                         NOTES TO FINANCIAL STATEMENTS

                          September 30, 1995 and 1996


NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONT'D

          4. Concentration of Credit Risk

          The Company provides court reporting services primarily in the five county Southern California area. Credit is extended to client under normal industry terms.

          The Company maintains its cash in bank deposit accounts at high credit quality financial institutions. The balances, at times, may exceed federally insured limits. At September 30, 1995 and 1996, the Company exceeded the insured limit.

NOTE C - PROPERTY AND EQUIPMENT

          Property and equipment consists of the following:


                                                      September 30,
                                                     1995       1996

         Office furniture and equipment        $  95,353   $ 125,561
         Leasehold improvements                   55,991      55,991
                                                 151,344     181,552
         Less accumulated depreciation            87,318     108,900

                                               $  64,026   $  72,652

NOTE D - LONG-TERM DEBT

          Capital lease obligation with monthly payments of $601 including interest at 15.4% matures November 2000.

          Future minimum lease payments under capitalized lease obligations are as follows at September 30, 1996:

                                       1996    $  1,800
                                       1997       7,200
                                       1998       7,200
                                       1999       7,200
                                       2000       6,600
                                                 30,000

           Amount representing imputed
             interest at 15.4%                  (8,201)
                                              $ 21,799

                     M & M REPORTING REFERRAL SERVICE, INC.
                                      dba
                        M & M CERTIFIED COURT REPORTERS

                         NOTES TO FINANCIAL STATEMENTS

                          September 30, 1995 and 1996



NOTE D - LONG-TERM DEBT - CONT'D

          At September 30, 1996, equipment under capitalized lease obligations was included on the balance sheet under the caption of furniture totaled $25,036 with accumulated depreciation of $2,900.


NOTE E - COMMITMENTS

          The Company conducts its operations in facilities under month to month rental agreements except for the Los Angeles office which runs through May 1996. The rental for the Orange County office is with a related party.

          The Company has various equipment leases expiring through 1998.
          The minimum rental commitments under operating leases are as follows:

              Year Ended December 31,

                       1996                             $   5,400
                       1997                                17,800
                       1998                                 5,300

    Total minimum payments required                     $  28,500

          Rental expense for all operating leases for the nine months ending September 30, 1995 and 1996 is $99,000 and $118,900 respectively.


NOTE F - RELATED PARTY TRANSACTIONS

          The Company leases their Orange County office from a partnership owned by the stockholders. The rental is on a month to month basis at $7,500 per month. The Company pays for normal maintenance and all improvements. Lease payments made to the partnership for the nine months ended September 30, 1995 and 1996 were $67,500 for both periods. Interest and other income from stockholders was $7,500 for both September 30, 1995 and 1996.

          Certain family members of the stockholders provide court reporting services to the company, at gross billable rates, aggregating $232,000 and $265,500 for the nine months ended September 30, 1995 and 1996 respectively.

                          M & M REFERRAL SERVICE, INC.
                                      dba

                        M & M CERTIFIED COURT REPORTERS

                         NOTES TO FINANCIAL STATEMENTS

                          September 30, 1995 and 1996

NOTE G - ASSET SALE AGREEMENT

          During the period ending September 30, 1996 the Company entered into an asset sale agreement with another court reporting agency to sell substantially all of its net assets. The Company received an advance of $100,000 of the purchase price.

NOTE H - SUBSEQUENT EVENTS

          Subsequent to September 30, 1996 the Company sold substantially all of its net assets to another court reporting company. The Company will not continue in operations as a separate entity.